U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     Date of Report (date of earliest event
                            reported): March 8, 2000



                                 Starfest, Inc.
             (Exact name of registrant as specified in its charter)




   California                       0-27173                          95-4442384
  --------------             ------------------------              -------------
   (state of                 (Commission File Number)              (IRS Employer
  incorporation)                                                    I.D. Number)





                         9494 East Redfield Road, #1136
                              Scottsdale, AZ 85260
                                  480-551-8280
             -------------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)

Item 4.  Changes in Registrant's Certifying Accountant

        On March 8, 2000 Starfest, Inc.'s (the "Company's") principal independent accountant, Jaak (Jack) Olesk, Beverly Hills, California, resigned. His reports on the Company's financial statements from inception onward contained no adverse opinions or disclaimers of opinions and were not modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Jaak (Jack) Olesk, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Jaak (Jack) Olesk's satisfaction, would have caused him to make reference to the subject matter of the disagreements in connection with his reports.

        The registrant has not yet engaged a new independent accountant or principal accountant to audit its financial statements.


Item 7.  Exhibits

        The following exhibit is filed as a part of this report.

      Exhibit                            Item
      -------                            ----

        16  -   Letter  of  Jaak (Jack) Olesk  (former accountant) on  change of accountant.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 2000                    Starfest, Inc.



                                         By /s/ Michael Huemmer
                                            ----------------------------------
                                            Michael Huemmer, President

                                 Starfest, Inc.

                            EXHIBIT INDEX (FORM 8-K)

                                 March 13, 2000


    Exhibit                               Item
    -------                               ----

      16     -     Letter of Jaak (Jack) Olesk (former accountant)  on change of accountant.